UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2020

Venator Materials PLC

(Exact name of registrant as specified in its charter)

England and Wales	001-38176	98-1373159
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Titanium House, Hanzard Drive, Wynyard Park,

Stockton-On-Tees, TS22 5FD, United Kingdom

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: +44 (0) 1740 608 001

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Ordinary Shares, par value $0.001 per share	VNTR	New York Stock Exchange

Item 1.01 Entry into a Material Definitive Agreement.

On May 22, 2020, Venator Finance S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated under the laws of the Grand Duchy of Luxembourg (“Venator Finance”), and Venator Materials LLC, a Delaware limited liability company (together with Venator Finance, the “Issuers”), each a wholly owned subsidiary of Venator Materials PLC (the “Company”), entered into an indenture (the “Indenture), by and among the Issuers, the guarantors party thereto and Wilmington Trust, National Association, as trustee (the “Trustee”), in connection with the issuance of the Issuers’ 9.500% senior secured notes due 2025 (the “Notes”). On August 19, 2020, certain French, German and Spanish subsidiaries of the Company entered into supplemental indentures with the Trustee to guarantee the Notes (the “Supplemental Indentures”).

The Notes are guaranteed on a senior secured basis by each of the Company’s restricted subsidiaries (other than the Issuers and certain other excluded subsidiaries) that is a guarantor under the Company’s asset-based revolving facility (the “ABL Facility”) and its term loan credit facility (the “Term Loan Facility”). The Notes are secured on a first-priority basis by liens on all of the assets that secure the Company’s Term Loan Facility and on a second-priority basis in all inventory, accounts receivable, deposit accounts, securities accounts, certain related assets and other current assets that secure the ABL Facility on a first-priority basis and the Term Loan Facility on a second-priority basis, in each case, other than certain excluded assets.

The foregoing does not constitute a complete summary of the terms of the Supplemental Indentures. The description of the terms of the Supplemental Indentures are each qualified in their entirety by reference to such agreements, which are filed herewith as Exhibits 4.1 and 4.2, respectively.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated into this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Number	Description of Exhibits
4.1	First Supplemental Indenture, dated as of August 19, 2020, by and among the guarantors party thereto and Wilmington Trust, National Association, as trustee and notes collateral agent.
4.2	Second Supplemental Indenture, dated as of August 19, 2020, by and between the guarantor party thereto and Wilmington Trust, National Association, as trustee and notes collateral agent.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENATOR MATERIALS PLC

/s/ SEAN PETTEY
Assistant Secretary

Dated: August 19, 2020